SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 14, 2003

(Date of earliest event reported)

GENELABS TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

California (State of Incorporation)	0-19222 (Commission File No.)	94-3010150 (IRS Employer Identification No.)

505 Penobscot Drive, Redwood City, California 94063

(Address of principal executive offices, including zip code)

(650) 369-9500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7.     EXHIBITS

99.1	Press Release of Registrant, dated November 14, 2003, entitled “Genelabs Technologies, Inc. Reports Third Quarter and Nine Month 2003 Financial Results.”

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 14, 2003, Genelabs Technologies, Inc., a California corporation (“Registrant”), announced its 2003 third quarter and nine month financial results. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

GENELABS TECHNOLOGIES, INC.

	By:	/s/ Matthew M. Loar
	Name:	Matthew M. Loar
	Title:	Chief Financial Officer

Date: November 14, 2003

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of Registrant, dated November 14, 2003, entitled “Genelabs Technologies, Inc. Reports Third Quarter and Nine Month 2003 Financial Results.”